EXHIBIT 4.1


                                Essex Corporation
                           Specimen Stock Certificate


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


                  Number                                                                                        Shares
         RU
           -------------------------                                                                  ---------------------------

COMMON STOCK                                                                                                   CUSIP  296744 10 5
                                                                                                See Reverse For Certain Definitions

                                            ESSEX CORPORATION
                          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA


THIS CERTIFIES that
                           --------------------------------------------
                                            Names                                                   (Printed along right margin)
                                                                                              Countersigned and Registered:
                           --------------------------------------------                             REGISTRAR AND TRANSFER COMPANY
                                            Address                                                 (Cranford, NJ)  Transfer Agent
                                                                                                                    and Registrar,

                                                                                  By
                                                                                    ------------------------------------------------
                                                                                                          Authorized Signature.


is the owner of
                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
of ESSEX CORPORATION (a Virginia corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. The Corporation will furnish without charge to the holder hereof, upon his request, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
                This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                IN WITNESS WHEREOF, the Corporation has caused this  certificate to be signed by its proper officers and its corporate seal to be hereunto affixed.

[CORPORATE SEAL]           Dated

                                /s/ Kimberly J. DeChello                         /s/ Leonard E. Moodispaw
                                Secretary                                              President and
                                                                                   Chief Executive Officer
                           American Bank Note Company

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN ACT -        Custodian
                                                             ------------------
TEN ENT  - as tenants by the entireties                           (Cust)(Minor)
JT TEN   - as joint tenants with right            under Uniform Gifts to Minors
          of survivorship and not as               Act
          tenants in common                                  ------------------
                                                                    (State)
        Additional abbreviations may also be used though not in the above list.

 For value received,                                         hereby sell, assign
                    -----------------------------------------
and transfer unto
Please Insert Social Security or Other
  Identifying Number of Assignee


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Please print or typewrite name and address including postal zip code of assignee

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----------------------------------------------------------------------  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       -----------------------------

                                     -------------------------------------


    (Printed along right margin) NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.